NASDAQ: OCFC 1
OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
John
John
R.
R.
Garbarino
Garbarino
-
-
Chairman,
Chairman,
CEO
CEO
Vito
Vito
R.
R.
Nardelli
Nardelli
-
-
President,
President,
COO
COO
Michael
Michael
J.
J.
Fitzpatrick
Fitzpatrick
-
-
Executive
Executive
Vice
Vice
President,
President,
CFO
CFO
KEEFE, BRUYETTE & WOODS
KEEFE, BRUYETTE & WOODS
COMMUNITY BANK INVESTOR CONFERENCE
COMMUNITY BANK INVESTOR CONFERENCE
JULY 28, 2010
JULY 28, 2010
Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
Our 108-Year History
Our 108-Year History
Founded at the Jersey Shore in 1902, OceanFirst converts to public company from a mutual structure on July 2, 1996 with an issuance of
27.2 million¹ shares to the Bank's eligible depositors,
our Employee Stock Ownership Plan, and the OceanFirst Foundation.
As a healthy institution, accepted the Preferred Stock investment of the
U.S. Treasury under the Capital Purchase Plan for $38.3 million on
January 16, 2009.  Subsequently raised $54.2 million from a follow-on common stock offering in November 2009 with the proceeds used to redeem the Preferred Stock investment on December 30, 2009.
¹ Split adjusted
Entered mortgage banking business with acquisition of Columbia Home
Loans in 2000; shuttered the subsidiary in 2007.

NASDAQ: OCFC 4
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Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Corporate Profile
Corporate Profile
Philadelphia
New York
Community Bank serving the
Jersey Shore - $2.2 billion in
assets and 23 branch offices
Core deposit funded – 80% of
total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Note:  See Appendix 1 for Market Demographic information.

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
Insider ownership of 28.0% is substantial
OceanFirst Bank ESOP 10.5%
OceanFirst Foundation 7.4%
Directors & Senior Executive Officers 10.1%
As of the March 9, 2010 proxy record date.
Name Position
# of
Years
at OCFC
# of
Years in
Banking
Professional Experience
John R. Garbarino Chairman, Chief Executive Officer 39 39
John R. Garbarino has served as Chairman and Chief Executive Officer of OceanFirst Financial Corp. since 1995.  He has served in various capacities for OceanFirst Bank since 1971 and has been a member of the Bank’s senior management since 1979.  In 1985, he was elected
President and Chief Executive Officer of the Bank.  He has been a member of the Bank’s Board of Directors since 1984 and was appointed
Chairman of the Board in 1989.
Vito R. Nardelli President, Chief Operating Officer 6 36
Vito R. Nardelli succeeded John Garbarino as President effective
July 21, 2010 and had been Executive Vice President, Chief Operating
Officer of OceanFirst Bank since September 2005.  He has been employed with the Bank since June 1, 2004.  Prior to that, he had an extensive career of over 30 years in community banking in New Jersey and also prior experience with First Union Financial Corp., Chase
Manhattan Bank, and Marine Midland Bank.  He has also served as
Director of Retail Banking for The Trust Company of New Jersey and,
until 2003, as Division President of the Dime Savings Bank of
New Jersey.
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 18 18
Michael J. Fitzpatrick has been Executive Vice President and Chief
Financial Officer of OceanFirst Financial Corp. since 1995.  He has also been Executive Vice President and Chief Financial Officer of OceanFirst
Bank since 1992, when he joined the firm. Prior to that, he was with
KPMG for 11 years.

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the Community Bank of Choice in attractive Central
Jersey Shore market
Offering a full range of consumer and commercial banking products with diversified income streams
Guarding credit quality in ALL business cycles
Transitioning balance sheet with current emphasis on core deposit funding and commercial lending growth
Ready for in-market roll-up opportunities presented by smaller,
“regulatory fatigued” competitors

NASDAQ: OCFC 7
Deposit Market Share
Deposit Market Share
June 30, 2009
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 13 2,375,136 18.71
2 Wells Fargo & Co. (CA) 28 2,099,640 16.54
3 Toronto-Dominion Bank 20 1,760,300 13.87
4 Banco Santander S.A. 25 1,485,578 11.70
5 Bank of America Corp. (NC) 24 1,293,891 10.19
6 OceanFirst Financial Corp. (NJ) 18 1,179,785 9.29
7 Investors Bancorp Inc. (MHC) (NJ) 9 602,140 4.74
8 PNC Financial Services Group (PA) 12 463,303 3.65
9 Sun Bancorp Inc. (NJ) 6 228,140 1.80
10 Shore Community Bank (NJ) 6 190,051 1.50
Total For Institutions In Market 195 12,693,674
Source:  FDIC

NASDAQ: OCFC 8
Deposit Composition Transition
Deposit Composition Transition
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2005
June 30, 2010
Interest
Bearing
Demand
Deposits,
48.6%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
5.2%
Retail Time
Deposits,
14.7%
MMDA &
Savings,
22.6%
Interest
Bearing
Demand
Deposits,
28.2%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
8.1%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
27.1%

NASDAQ: OCFC 9
Loan Composition Transition
Loan Composition Transition
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
Commercial
R.E., 25.3%
Residential
R.E., 56.8%
Commercial
& Industrial,
4.6%
Construction
R.E., 0.6%
Consumer &
Other(1),
12.7%
Commercial
R.E., 16.5%
Residential
R.E., 69.8%
Commercial
& Industrial,
3.8%
Construction
R.E., 1.3%
Consumer &
Other(1),
8.6%
December 31, 2005 June 30, 2010

NASDAQ: OCFC 10
Commercial
Real Estate and
Construction
Commercial Consumer
One-to-Four
Family Total
Loan Portfolio Balance $436,404 $77,876 $214,178 $957,208 $1,685,666
Non-Performing Loans $3,199 $979 $3,789 $21,246 $29,213
Percent of Portfolio 0.73% 1.26% 1.77% 2.22% 1.73%
Percent of Total Loans 0.19% 0.06% 0.22% 1.26% 1.73%
Overall Strength in a Diversified Portfolio
Overall Strength in a Diversified Portfolio
Data as of June 30, 2010 – dollars in thousands

NASDAQ: OCFC 11
Prudent Credit Risk Management
Prudent Credit Risk Management
Building Loan Loss Reserves
0
1000
2000
3000
4000
5000
6000
12/31/08 12/31/09 6/30/10
Net Charge-Offs Provision for Loan Losses
Year-Ended
Six Months

NASDAQ: OCFC 12
Favorable Residential Past Due Comparisons
Favorable Residential Past Due Comparisons
Quarterly Delinquency Trends
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
05 06 07 08 09 10
OCFC All Mortgage Loans MBA NJ Mortgage Loans MBA NJ Conventional (Prime) Mortgage Loans

NASDAQ: OCFC 13
Attractive, Expanding Net Interest Margin
Attractive, Expanding Net Interest Margin
(1) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
2.5%
2.7%
2.9%
3.1%
3.3%
3.5%
3.7%
3.9%
2006 2007 (1) 2008 2009 Six Months Ended
6/30/10

NASDAQ: OCFC 14
Growing Non-Interest Income
Growing Non-Interest Income
(1) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
2006 2007 (1) 2008 2009 Six Months
Ended
6/30/10
Non-Interest Income/Average Assets

NASDAQ: OCFC 15
Double-Digit Returns on Equity
Double-Digit Returns on Equity
(1) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2006 2007 (1) 2008 2009 Six Months
Ended
6/30/10

NASDAQ: OCFC 16 Strong Tangible Common Equity Strong Tangible Common Equity 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2006 2007 2008 2009 6/30/2010 At December 31

NASDAQ: OCFC 17
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers¹
Valuation
Price / Tang. Book Value 112% 134%
Price / LQA EPS 10.8x 16.0x
Price / Estimated EPS 11.3x 13.3x
¹ Peers include: ALNC, CNBC, DCOM, FFIC, HUVL, LBAI, PBNY, PGC, SMTB, STBC, STL, SUBK, and TRST
Note: Financial data for the period ended June 30, 2010; Source:  Sandler O’Neill
OCFC incorporates $11.62 share price as of July 21, 2010

NASDAQ: OCFC 18
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Experienced management team and insider ownership
Consistent financial performance
Conservative credit culture and profile
Strong balance sheet and capital base
Demonstrated financial management
Attractive current valuation

NASDAQ: OCFC 19 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC 20
Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
% of OceanFirst Deposits 85.6 10.6 3.8
Market Rank 6 18 34
Market Share (%) 9.3 0.9 0.3
Population 575,822 646,088 795,633
Projected 2009-2014
Population Growth (%)
4.9 1.8 2.2 1.7 4.6
Median Household Income ($) 60,787 83,164 79,468 72,809 54,719
Projected 2009-2014 Median
Household Income Growth (%)
11.6 5.9 5.4 5.6 4.1
As of June 30, 2009
SNL Financial

NASDAQ: OCFC 21
One-to-Four Family Loans
Average size of mortgage loans $186,000
Interest-only loans - Amount $97.2 million
- Percent of total one-to-four family loans 10.0%
Stated income loans - Amount $66.6 million
- Percent of total one-to-four family loans 6.8%
Weighted average loan-to-value ratio 58%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2009 62%
Weighted average loan-to-value ratio of loans originated for the six months ended June 30, 2010 63%
Average FICO score  744
Average FICO score of loans originated for the year ended December 31, 2009 756
Average FICO score of loans originated for the six months ended June 30, 2010 761
Percent of jumbo loans at origination 45.5%
Percent of loans outside the New York/New Jersey market 6.3%
Percent of loans for second homes 7.7%
APPENDIX 2
Loan Portfolio Metrics
Loan Portfolio Metrics

NASDAQ: OCFC 22
Commercial Real Estate
Average size of commercial real estate loans $684,000
Largest commercial real estate loan $13.8 million
Commercial Loans
Average size of commercial loan $167,000
Largest commercial loan $14.4 million
As of June 30, 2010, unless otherwise noted.
APPENDIX 2
(Cont’d)
Loan Portfolio Metrics (Cont’d)
Loan Portfolio Metrics (Cont’d)

NASDAQ: OCFC 23
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Construction, 7.3%
Retail Trade, 4.0%
Other Services, 5.0%
Miscellaneous, 14.2%
Real Estate
Investment, 32.0%
Manufacturing, 5.5%
Arts/Entertainment/
Recreation, 9.5%
Wholesale Trade,
8.6%
Accommodations/
Food Services, 7.1%
Healthcare, 6.8%
Total Commercial Loan Portfolio
by Industry Concentration
Real Estate Investment by
Property Concentration
Office, 28.2%
Retail Store, 7.8%
Multi-Family, 6.0%
Land, 5.0%
Commercial
Development, 5.8%
Residential
Development, 7.2%
Miscellaneous, 14.8%
Industrial/
Warehouse, 15.7%
Shopping Center, 9.5%
As of June 30, 2010
APPENDIX 2
(Cont’d)